UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

Africa Growth Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54414	27-241387
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

3773 Howard Hughes Parkway, Suite 500s

Las Vegas, Nevada 89169-6014

(Address of principal executive offices with Zip Code)

+44 (0) 203 862 2922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into A Material Definitive Agreement.

On December 15, 2017, AFGC Development Ltd. (“AFGC”), a wholly owned subsidiary of Africa Growth Corporation (the “Company”), entered into a Subscription Agreement with an unaffiliated investor, pursuant to which AFGC issue 20% Convertible Notes (the “Convertible Notes”) to the investor in the aggregate principal amount of $3,000,000. The proceeds from the Convertible Notes will be used to develop AFGC’s Namibian program for low to middle income housing development. The Convertible Notes accrue interest at a rate of 20% per annum and is due in full on or before December 15, 2021 (the “Maturity Date”).

On the occurrence, or proposed occurrence, of an initial listing by the Company on a Relevant Exchange (as defined below), or at any time thereafter for as long as the Company maintains a listing on either (i) The Nasdaq National Stock Market of the Nasdaq Stock Market Inc., (ii) The New York Stock Exchange, (iii) the Main Market of the London Stock Exchange plc, (iv) the AIM market operated by the London Stock Exchange plc or (v) any other exchange agreed to in accordance with the Subscription Agreement (a “Relevant Exchange”), and following the issuance of a notice of conversion in accordance with the instrument governing the Convertible Note (the “Notice of Conversion”), all outstanding Convertible Notes subject to the Notice of Conversion shall convert, at AFGC’s option, into a number of fully paid shares of common stock of the Company equal to the product of (a) the quotient of (1) the aggregate principal amount of the Convertible Notes to be converted, divided by (2) the Listing Value (as defined below), multiplied by (b) the total number of outstanding shares of the Company on the date of listing. “Listing Value” means (A) in case of conversion as part of an initial listing the sum of (i) 91.5 percent of the Company’s initial market capitalization, and (ii) the fully paid principal amount of the Convertible Note held by the noteholders which are to be converted (B) in case of conversion subsequent to an initial listing, the average daily sales price of the Company’s shares traded over a period of three weeks prior to the conversion date. Conversion may occur in one or more installments until the Maturity Date.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 6, 2018, the Company’s board of directors concluded that the Company’s previously issued financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports for the quarters ended March 31, 2017 and June 30, 2017 should no longer be relied upon. In connection with changing Auditors, the Company identified an error in such financial statements relating to a misinterpretation of the date on which the Company acquired Africa International Capital Ltd.(“AIC”). The Company has determined that its acquisition of AIC occurred for accounting purposes on November 9, 2016 and, as such, the Company’s consolidated financial statements effective as of the acquisition date, should have included the consolidated financial results of AIC. The Company has discussed these matters with its current independent registered public accounting firm and its prior independent registered public accounting firm which audited the Company’s financial statements for the year ended December 31, 2016.

Item 8.01 Other Events.

On August 30, 2017, the Company filed a Current Report on Form 8-K disclosing ongoing tortious interference committed by certain governmental individuals and instrumentalities in Angola (the “Angolan Governmental Trespassers”) against Company and its Isha Project and Pina Project real estate assets, located in Luanda, Angola (comprising a total of 64 apartments and commercial space, the “Angolan Real Estate Assets”). Since then, the Company has been pursuing all available remedies at law and in equity in Angola to end the tortious interference and protect the Company’s interests in its Angolan Real Estate Assets.

In addition, on November 15, 2017, the Company commenced a lawsuit in the United States District Court for the District of Columbia (the “Complaint”) against the Angolan Governmental Trespassers and related Angolan governmental individuals and entities for damages in excess of $55,000,000, among other remedies.

Despite an Angolan court subsequently issuing an order to remove the Angolan Governmental Trespassers from the Angolan Real Estate Assets (the “Angolan Court Order”), Angolan governmental authorities did not succeed initially in executing on the Angolan Court Order and removing the Angolan Governmental Trespassers. On January 31, 2018, after the Angolan Court Order was amended at the Company’s request to empower the Angolan military police to enforce the Angolan Court Order, some of the Angolan Governmental Trespassers were removed from the Angolan Real Estate Assets.

As of February 9, 2018, the Company continues to monitor, manage and mitigate damages related to the above-referenced illicit interference in its Angolan Real Estate Assets. Recent developments have reaffirmed the Company’s belief that the matter will be resolved without long-term adverse effect on the financial condition of the Company

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements, which include statements regarding the ongoing dispute in Angola relating to the Company’s real estate assets, involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. A detailed discussion of risks and uncertainties related to our business is included in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2018	Africa Growth Corporation

	By:	/s/ Brenton Kuss
Brenton Kuss Chief Executive Officer